UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2006

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2006, Dendreon Corporation (the “Company”) entered into the First Amendment to the Construction Services Agreement between The Henderson Corporation (“Henderson”) and Dendreon Corporation (the “Amendment”) in order to reflect a phased approach to the construction improvements to the Company’s Hanover, New Jersey manufacturing facility. The Amendment also provides that the Company will pay Henderson for such construction services an amount not to exceed $3,175,000. The full text of the Amendment is attached hereto as Exhibit 10.39.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

10.39	First Amendment to Construction Services Agreement between The Henderson Corporation and Dendreon Corporation, dated April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President and General Counsel

Date: April 7, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.39	First Amendment to Construction Services Agreement between The Henderson Corporation and Dendreon Corporation, dated April 4, 2006.